SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 20, 2006 (September 17, 2006)
Date of Report (Date of earliest event reported)
Hayes Lemmerz International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15300 Centennial Drive, Northville, Michigan		48168

(Address of principal executive offices)		(Zip Code)
(734) 737-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 17, 2006, the Board of Directors of Hayes Lemmerz International, Inc. (the “Company”) elected Cynthia Feldmann as a Class III Director, with a term to expire concurrently with those of the other Class III Directors. Ms. Feldmann was also appointed as the chair of the Company’s Audit Committee and a member of Nominating and Corporate Governance Committee. The press release announcing the appointment of Ms. Feldmann is attached as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits.
(c)      Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: September 20, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Issued by Hayes Lemmerz International, Inc. on September 20, 2006 announcing the election of Cynthia Feldmann.